CLEARWATER PAPER CORPORATION FIRST QUARTER EARNINGS RELEASE MATERIALS MAY 2, 2023 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding order patterns; product demand and industry trends; production targets; impact of announced price increases; impact of inflation of raw material and energy; assumptions for Q2 2023 and full year 2023, including maintenance outage impacts, operational factors, interest, capital, inflation, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and, maintaining liquidity; expectations regarding the paperboard markets and tissue markets; and repurchases under existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and transportation costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; changes in customer product preferences and competitors' product offerings; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers; vendors and service providers required for the production of our products and our operations; our ability to attract, motivate, train and retain qualified and key personnel; ability to service our debt obligations and ; restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2023 2

Overall • Net sales $525 million • Net income $24 million • Adjusted net income $25 million • Adjusted EBITDA $66 million Pulp and Paperboard • SBS prices increased from Q1 2022 and flat with Q4 2022 • Demand softened Consumer Products • Tissue prices increased, offset by inflation • Demand for private branded products increased Capital Structure • Continued to maintain strong financial flexibility Q1 2023 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2023 3

Industry • Demand and order backlogs softened during Q1 • While inflation and economic uncertainty exist, end markets tend to be economically resilient • RISI reported market price increases • $250 / ton in 2022 and no change in Q1 2023 Clearwater Paper • Demand and order backlogs softened during Q1 • Continued benefits from previously announced price increases • Inflation across raw materials and energy BUSINESS UPDATE – PULP AND PAPERBOARD PRICING OFFSETTING INFLATION, DRIVING STRONG RESULTS © Clearwater Paper Corporation 2023 4

Industry • Consumers shifting to private brands with economic uncertainty and inflation • Private brand market share increased from 34.4% in March 2022 to 34.9%1 in March 2023 Clearwater Paper • Strong demand with Q1 2023 shipments of 12.7 million cases compared to 12.0 million in Q1 2022 and 13.0 million in Q4 2022 • Solid operational performance • Inflation across raw materials and energy • Implementing previously announced price increases BUSINESS UPDATE – CONSUMER PRODUCTS SHIPMENTS STRENGTHENED; PRICES INCREASED © Clearwater Paper Corporation 2023 5 1 IRI panel data for dollar share as of March 2023

© Clearwater Paper Corporation 2023 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 6 2023 2022 Net sales 525.4$ 488.2$ Cost of sales 448.5 422.0 Selling, general and adminstrative 36.0 32.8 Other operating charges, net 1.1 0.5 Income from operations 39.8 32.9 Non-operating expense (7.5) (10.3) Income tax provision 8.4 6.0 Net income 23.8$ 16.6$ Diluted income per share 1.40$ 0.97$ Adjusted income per share 1.47$ 1.03$ Adjusted EBITDA 65.7$ 58.9$ Quarter Ended March 31,

© Clearwater Paper Corporation 2023 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 2023 2022 Net Sales Pulp and Paperboard 278.8$ 266.2$ Consumer Products 248.3 223.0 Eliminations (1.7) (1.1) 525.4$ 488.2$ Operating Income Pulp and Paperboard 57.1$ 50.3$ Consumer Products 4.2 0.9 Corporate and other (20.4) (17.8) Other operating charges, net (1.1) (0.5) 39.8$ 32.9$ Adjusted EBITDA Pulp and Paperboard 66.2$ 59.5$ Consumer Products 19.2 16.2 Corporate and other (19.8) (16.9) 65.7$ 58.9$ Quarter Ended March 31, 7

PULP AND PAPERBOARD Q1 2023 RESULTS Q1 2023 VS. Q1 2022 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 8 SEGMENT OPERATING INCOME SEGMENT ADJUSTED EBITDA

CONSUMER PRODUCTS Q1 2023 RESULTS Q1 2023 VS. Q1 2022 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 9 SEGMENT OPERATING INCOME SEGMENT ADJUSTED EBITDA

© Clearwater Paper Corporation 2023 CAPITAL STRUCTURE AND ALLOCATION Capital structure summary • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation • Repurchased 51,000 shares at an average price of $34.55 per share in Q1’23 $0.0 $0.0 $270.0 $0.0 $0.0 $275.0 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $275.0 Less Utilization (3.5) Plus Unrestricted Cash 16.7 Liquidity $288.2 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of March 31, 2023, and utilization includes ABL borrowing of $275 million and outstanding letters of credit of $3.5 million. 2. This chart excludes finance leases as of March 31, 2023. Current debt maturities include $270 million of 5.375% notes due 2025 and $275 million of 4.75% notes due 2028. 10

OUTLOOK FOR Q2 AND 2023 OVERALL ASSUMPTIONS © Clearwater Paper Corporation 2023 Q2 2023:$58 to $68 million of Adjusted EBITDA • Lower paperboard volumes • Lower input costs, specifically energy, pulp and transportation 2023 Operational Assumptions vs. 2022 • $42 million benefit due to fewer major maintenance outages and better operating performance • Lower paperboard volumes in the first half • Tissue margin recovery 2023 Other • Interest expense: $27 to $29 million • Depreciation and amortization expense: $98 to $101 million • CAPEX: $70 to $80 million • Taxes: effective rate ~ 25 - 26% 11

CAPITAL ALLOCATION PRIORITIES © Clearwater Paper Corporation 2023 • Invest capital to sustain current asset base • $60 to $70 million per year outside of major projects Sustain the business Preserve financial flexibility Enhance value DISCIPLINED APPROACH TO CAPITAL ALLOCATION 1 2 3 12 • Reduce leverage to increase flexibility • Target net leverage ratio around 2.5x through a cycle • Support financing of future value creating options • Invest capital to improve asset base • Opportunistic acquisitions • Share buybacks to offset dilution and opportunistically add value

APPENDIX © Clearwater Paper Corporation 2023 13

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q1 2023 VS. Q4 2022 SEGMENT RESULTS © Clearwater Paper Corporation 2023 14 SEGMENT OPERATING INCOME SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Note: Q4’22 had a major maintenance outage which impacted Adjusted EBITDA by $28 million and we had no major maintenance outages in Q1 2023

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q1 2023 VS. Q4 2022 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 15 SEGMENT OPERATING INCOME SEGMENT ADJUSTED EBITDA

KEY SEGMENT INFORMATION 1. Includes both retail and away-from-home (AFH) cases. AFH was exited in Q3, 2021 Q1’2021 Q2’2021 Q3’2021 Q4’2021 Q1’2022 Q2’2022 Q3’2022 Q4’2022 Q1 2023 Pulp and Paperboard Sales ($ millions) $219.7 $227.4 $237.5 $261.3 $266.2 $295.8 $300.8 $273.5 $278.8 Adjusted EBITDA ($ millions) $34.0 $22.0 $43.5 $61.9 $59.5 $61.2 $73.0 $26.7 $66.2 Paperboard shipments (short tons) 206.7 200.6 203.4 211.5 201.4 215.9 208.3 189.0 189.4 Paperboard sales price ($/short ton) $1,028 $1,058 $1,102 $1,164 $1,263 $1,332 $1,405 $1,429 $1,441 Consumer Products Sales ($ millions) $208.4 $180.7 $214.2 $231.8 $223.0 $232.1 $240.9 $254.1 $248.3 Adjusted EBITDA ($ millions) $34.7 $6.7 $19.6 $8.0 $16.2 $19.1 $21.2 $17.6 $19.2 Shipments Retail (short tons in thousands) 70.8 61.5 76.2 79.4 75.4 76.6 76.9 80.8 76.8 Non-Retail (short tons in thousands) 9.4 7.4 5.7 6.2 5.1 2.6 2.3 2.2 1.0 Converted Products (cases in millions)1 11.7 10.2 12.3 12.4 12.0 12.6 12.6 13.0 12.7 Sales Price ($ per short ton) Retail $ 2,758 $2,755 $2,732 $2,831 $2,872 $2,984 $3,082 $3,095 $3,201 Production Converted Products (cases in millions) 13.5 9.6 11.4 11.9 12.2 12.1 12.9 12.3 12.7 © Clearwater Paper Corporation 2023 16

RECONCILIATION OF ADJUSTED EBITDA ($ IN MILLIONS) December 31, 2023 2022 2022 Net income $ 23.8 $ 16.6 $ (5.9) Income tax provision (benefit) 8.4 6.0 (2.3) Interest expense, net 7.6 8.6 7.3 Depreciation and amortization expense 24.8 25.4 25.9 Other operating charges, net 1.1 0.5 1.2 Other non-operating expense (0.1) 1.6 1.4 Adjusted EBITDA $ 65.7 $ 58.9 $ 27.8 Pulp and Paperboard segment income $ 57.1 $ 50.3 $ 17.5 Depreciation and amortization 9.1 9.3 9.2 Adjusted EBITDA Paperboard segment $ 66.2 $ 59.5 $ 26.7 Consumer Products segment income $ 4.2 $ 0.9 $ 1.6 Depreciation and amortization 15.0 15.3 16.0 Adjusted EBITDA Consumer Products segment $ 19.2 $ 16.2 $ 17.6 Corporate and other expense $ (20.4) $ (17.8) $ (17.3) Depreciation and amortization 0.6 0.9 0.8 Adjusted EBITDA Corporate and other $ (19.8) $ (16.9) $ (16.6) Pulp and Paperboard segment $ 66.2 $ 59.5 $ 26.7 Consumer Products segment 19.2 16.2 17.6 Corporate and other (19.8) (16.9) (16.6) Adjusted EBITDA $ 65.7 $ 58.9 $ 27.8 March 31, Quarter Ended © Clearwater Paper Corporation 2023 17

© Clearwater Paper Corporation 2023 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2023 2022 Net income 23.8$ 16.6$ Add back: Income tax provision 8.4 6.0 Income before income taxes 32.2 22.6 Add back: Debt retirement costs - 0.2 Other operating charges, net 1.1 0.5 Adjusted income before tax 33.4 23.4 Normalized income tax provision (benefit) 8.3 5.8 Adjusted income 25.0$ 17.6$ Weighted average diluted shares (thousands) 17,036 17,073 Adjusted income per diluted share 1.47$ 1.03$ Quarter Ended March 31, 18

ADDITIONAL RECONCILIATIONS Net Debt June 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 June 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Cash $ 60.9 $ 27.8 $ 25.2 $ 36.4 $69.5 $50.8 $53.7 $16.7 Current debt 1.7 1.6 1.6 1.6 1.0 1.0 0.9 0.9 Long term debt 716.2 676.5 637.6 617.7 589.9 564.9 564.9 564.9 add: Deferred debt costs 6.4 5.6 4.8 4.4 3.8 3.6 3.4 3.2 less: Financing leases (20.0) (19.5) (19.1) (18.7) (24.7) (24.4) (24.2) (24.0) Subtotal 704.3 664.2 624.9 605.0 570.0 545.1 545.0 545.0 Net debt $ 643.3 $ 636.4 $ 599.8 $568.6 $500.5 $494.2 $491.3 $528.3 Free Cash Flow Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Cash from operations $ 14.8 $ 16.3 $ 32.1 $41.1 $78.5 $13.3 $17.4 $(9.1) Additions to property, plant and equipment, net of proceeds from sales (10.5) (8.9) 4.8 (7.9) (5.4) (6.7) (13.5) (21.5) Free cash flow $ 4.3 $ 7.4 $ 36.9 $33.2 $73.1 $6.6 $3.9 $(30.6) ($ IN MILLIONS) © Clearwater Paper Corporation 2023 19

$2 $10 $22 $4 $20 $17 $5 $7 $28 $30 $24 $27 $5 - $7 $30 - $35 2017 2018 2019 2020 2021 2022 2023e 2024e Q1 Q2 Q3 Q4 Total $34 MAJOR MAINTENANCE SCHEDULE ADJUSTED EBITDA IMPACT ($ IN MILLIONS) 1. This information is based upon management’s current assumptions and estimates. 2. See “Forward-Looking Statements” on page 2. 1,2 © Clearwater Paper Corporation 2023 20 1